UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 20, 2013

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 626-4984

American Strategic Minerals Corporation
(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 4, 2013, the board of directors (the “Board”) of Marathon Patent Group, Inc., f/k/a American Strategic Minerals Corporation (the “Company”) proposed that its shareholders (i) approve a certificate of amendment (the “Certificate”) to its Amended and Restated Articles of Incorporation (“Articles”) to change its name to Marathon Patent Group, Inc. (the “Name Change”), and (ii) authorize the Board to determine, within one year from the approval of the shareholders of the Company, to effectuate a reverse stock split of the Company’s common stock, par value $.0001 per share (the “Common Stock”), by a ratio of 3-for-2 (the “Reverse Split”).

On February 15, 2013, the Company filed the Certificate with the Secretary of State of the State of Nevada in order to effectuate the Name Change. The Name Change will be effective for the principal market for the Shares, the Over-the-Counter Bulletin Board, upon approval by the Financial Industry Regulatory Authority (“FINRA”) at which time the new trading symbol “MARA” will also become effective.  The shares of Common Stock will begin trading under the new symbol “MARA” on Thursday, February 21, 2013.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 15, 2013, shareholders holding a majority of the Company’s issued and outstanding Common Stock voted in favor of (i) the Name Change and (ii) authorizing the Board to effectuate the Reverse Split.  An aggregate of 25,408,793 shares of Common Stock, constituting approximately 54.6% of all such shares issued and outstanding, were cast “FOR” both of the foregoing proposals; no shares were cast against the proposals and shareholders holding 21,304,184 shares, which shares constitute approximately 45.4% of all shares of Common Stock issued and outstanding, abstained from voting on the proposals.

Further information regarding the Name Change and the Reverse Split can be found in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on February 5, 2013 and the annexes appended thereto.

ITEM 7.01             REGULATION FD DISCLOSURE

On February 20, 2013, the Company issued a press release regarding the Company’s new ticker symbol “MARA.” A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation
99.1	Text of Press Release issued by the Company on February 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 20, 2013

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer